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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 3, 1999




                                  RISCORP, INC.
                            (Exact name of registrant
                          as specified in its charter)




         Florida                       0-27462               65-0335150
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         (State or other            (Commission              (I.R.S. Employer
         jurisdiction of            File Number)             Identification No.)
         incorporation)



         2 North Tamiami Trail, Suite 608
         Sarasota, Florida                                        34236-5642
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         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (941) 366-5015

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 4, 1999, RISCORP, Inc. issued a press release announcing that it had signed a definitive agreement to merge with Griffin Acquisition Corp., a company controlled by William D. Griffin, the majority shareholder of RISCORP. In the merger, holders of the Class A Common Stock will be cashed out and receive $2.85 per share in cash, plus a contingent right to receive an additional pro rata cash amount if RISCORP recovers any additional amounts from Zenith Insurance Company.

         The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

         Exhibit No.                  Description
         -----------                  -----------
         99.1                         Press Release dated November 3, 1999.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RISCORP, INC.



                                         By:  /s/ Walter E. Riehemann
                                              ---------------------------------
                                              Walter E. Riehemann
                                              President


Dated:  November 4, 1999






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